UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
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                                  FORM 8 K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) June 15, 2005
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                                Zanett, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                          0-27068                    56-4389547
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(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)             Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                    10022
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:         (646) 502-1800
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act        (17 CFR 240.14d-2(b))

__  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act         (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

      On June 15, 2005, Zanett, Inc. (the "Company") filed a Current Report on Form 8-K attaching as an exhibit a press release, referencing a net loss for the first quarter of 2005 of $799,245 versus a net loss of $538,030 for Q1 2004. The correct net loss for Q1 2004 should have been $323,564 as stated in the Company's Quarterly Report on Form 10-QSB, as filed with the Securities and Exchange Commission on May 23, 2005.

      The foregoing information, furnished under "Item 2.02 Results of Operations and Financial Condition," shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ZANETT, INC.



Date:  June 16, 2005                    By: /s/ Jack M. Rapport
                                        Jack M. Rapport
                                        Chief Financial Officer